                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                  FORM 8-K/A-1
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     August 27, 1998
                                                     ---------------

                    Pennsylvania Real Estate Investment Trust
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Pennsylvania                   1-6300                  23-6216339
----------------------------         ------------           ------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)


455 Pennsylvania Avenue, Suite 135, Fort Washington, Pennsylvania  19034
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (215) 542-9250
                                                     --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
        -------------------------------------

        The undersigned registrant hereby amends and restates subparagraphs (a),
(b) and (C) of Item 7 of its Current Report on Form 8-K dated August 27, 1998, filed on October 9, 1998, as set forth below:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

         (a) Financial Statements
             --------------------
             (3) Report of Independent Public Accountants

                 Combined Statements of Revenue and Certain Expenses for the Year ended December 31, 1997 (audited) and the Six
                 Months Ended June 30, 1998 (unaudited)

                 Notes to Combined Statements of Revenue and Certain Expenses



         (b) Pro Forma Financial Information
             -------------------------------

             (1) Unaudited Pro Forma Consolidating Financial Information:

                 Pro Forma Consolidating Balance Sheet as of June 30, 1998

                 Pro Forma Consolidating Statement of Income for the Twelve Months Ended August 31, 1997

                 Pro Forma Consolidating Statement of Income for the Four Months Ended December 31, 1997

                 Pro Forma Consolidating Statement of Income for the Six Months Ended June 30, 1998

         (c) Exhibits

                 2.1*     Purchase and Sale Agreement dated as
                          of July 24, 1998 by and between Oaklands Limited Partnership, a Pennsylvania limited partnership, and PREIT Associates, L.P., a Delaware limited partnership.

                 23        Consent of Arthur Andersen LLP


         Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Purchase and Sale Agreement with Oaklands Limited Partnership and to the Purchase and Sale Agreement with Project 126A Associates, L.P. are omitted. Each Purchase and Sale Agreement identifies the contents of all schedules and exhibits thereto, and the registrant agrees to furnish supplementally copies of such schedules and exhibits to the Securities and Exchange Commission upon request.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST


Date:  November 6, 1998             By:  /s/ Jonathan B. Weller
                                         -------------------------------------
                                         Jonathan B. Weller
                                         President and Chief Operating Officer

                                  Exhibit Index

Number                               Exhibit                        Page Number
------                               -------                        -----------
 23                      Consent of Arthur Andersen LLP

                      FESTIVAL AT OAKLANDS SHOPPING CENTER
                      COMBINED STATEMENT OF REVENUE
                      AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      TOGETHER WITH AUDITORS' REPORT

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Pennsylvania Real Estate Investment Trust:

We have audited the combined statement of revenue and certain expenses of Festival at Oaklands Shopping Center, described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Pennsylvania Real Estate Investment Trust as described in Note 1 and is not intended to be a complete presentation of Festival at Oaklands Shopping Center's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Festival at Oaklands Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                        ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania,
   August 28, 1998

                      FESTIVAL AT OAKLANDS SHOPPING CENTER


          COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES (NOTE 1)


                                                                      For the      For the Six
                                                                     Year Ended    Months Ended
                                                                    December 31,     June 30,
                                                                        1997           1998
                                                                    ------------   ------------
                                                                                   (Unaudited)
REVENUE:
   Minimum rent (Notes 2 and 4)                                       $1,854,000   $  912,000
   Tenant reimbursements                                                 413,000      182,000
   Other                                                                  17,000           --
                                                                      ----------   ----------

         Total revenue                                                 2,284,000    1,094,000
                                                                      ----------   ----------

CERTAIN EXPENSES:
   Maintenance and other operating expenses (Note 3)                     397,000      177,000
   Utilities                                                              51,000       25,000
   Real estate taxes                                                     154,000       79,000
                                                                       ---------   ----------

         Total certain expenses                                          602,000      281,000
                                                                       ---------   ----------

REVENUE IN EXCESS OF CERTAIN EXPENSES                                 $1,682,000   $  813,000
                                                                      ==========   ==========




   The accompanying notes are an integral part of these financial statements.

                      FESTIVAL AT OAKLANDS SHOPPING CENTER


          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1997



1. BASIS OF PRESENTATION:

The combined statements of revenue and certain expenses reflect the operations of Festival at Oaklands Shopping Center ("the Property") located in Exton, Pennsylvania. The Property was acquired by PREIT Associates, L.P. (the "Operating Partnership"), a limited partnership of which Pennsylvania Real Estate Investment Trust (the "Company") is the sole general partner, from Oaklands Limited Partnership ("Oaklands"), a Pennsylvania limited partnership, on August 27, 1998 for a purchase price of approximately $18.4 million. The purchase price also includes the acquisition of a separate parcel of land adjacent to the Property which has been developed and is currently occupied. The Property has an aggregate net rentable area of approximately 140,000 square feet, excluding the separate parcel of land, and was 98% leased as of December 31, 1997.

The combined statements of revenue and certain expenses are to be included in the Company's Current Report on Form 8-K as the above-described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements of the Property have been prepared on an accrual basis in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization and other costs not directly related to the future operations of the Property.

The statement of revenue and certain expenses for the six months ended June 30, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the revenue and certain expenses of the Property for the six months ended June 30, 1998 have been included. The results of the interim period are not necessarily indicative of the results for the full year.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities which affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2. OPERATING LEASES:

Minimum rent includes straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increases resulting from the straight-line adjustments for the year ended December 31, 1997 and the six months ended June 30, 1998 were $71,000 and $24,000, (unaudited), respectively.

The following tenants had minimum rental payments greater than 10% of the total minimum rent in 1997:


      Sears Roebuck and Company                          $ 224,675
      Clemens Market                                     $ 399,996


The Property is leased to tenants under operating leases with expiration dates extending to the year 2012. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

         1998                          $ 1,716,000
         1999                            1,713,000
         2000                            1,656,000
         2001                            1,552,000
         2002                            1,120,000
         2003 & Thereafter               7,002,000
                                       -----------
                                       $14,759,000
                                       ===========


Certain leases also include provisions requiring tenants to reimburse the Property for management costs and other operating expenses up to stipulated amounts.

3. RELATED PARTY TRANSACTIONS:

The Property paid total management fees of $86,000 and $43,000 (unaudited) for the year ended December 31, 1997 and the six months ended June 30, 1998, respectively, to Oaklands Business Parks, Inc., an affiliate of Oaklands, based on 4% of gross rental revenue including tenant reimbursements. These management fees are included within maintenance and other operating expenses in the combined statements of revenue and certain expenses.

4. GROUND LEASE:

A ground lease agreement exists on the separate parcel of land adjacent to the Property between Oaklands Business Parks, Inc., an affiliate of Oaklands, and Ruby Tuesday Restaurant, a wholly owned subsidiary of Morrison Restaurants, Inc. The ground lease commenced in February 1997 and has a term of fifteen years with two five-year options to extend the lease agreement. During 1997, total rent received from the lease agreement was $64,000 with scheduled rental increases of approximately $9,000 for each five-year period thereafter remaining in the lease. The aggregate rental revenue increases resulting from the straight-line rent adjustments of this lease for the year ended December 31, 1997 and the six months ended June 30, 1998 were $8,000 and $5,000, (unaudited), respectively. Rent received from the ground lease has been included in minimum rent on the combined statements of revenue and certain expenses.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                  PRO FORMA CONSOLIDATING FINANCIAL INFORMATION


On February 17, 1998, the Registrant filed a Form 10-Q for the transition period ended December 31, 1997. As such, the following sets forth the pro forma consolidating balance sheet of the Registrant as of June 30, 1998 and the pro forma consolidating statements of income for the year ended August 31, 1997, the four-month transition period ended December 31, 1997, and the six-month period ended June 30, 1998.

The unaudited pro forma consolidating financial information should be read in conjunction with the historical financial statements of the Registrant, The Rubin Organization, Inc. (subsequently renamed PREIT-RUBIN, Inc.), Magnolia Mall, North Dartmouth Mall, Oxford Valley Road Associates, Prince Georges Plaza, Festival at Oaklands and the Woods Apartments and the related notes thereto. In management's opinion, all adjustments necessary to reflect the effects of the transactions have been made.

The accompanying unaudited pro forma consolidating financial information is presented as if the transactions described below had been consummated on June 30, 1998 for balance sheet purposes and September 1, 1996 for purposes of the statements of income:

o The Registrant acquired Prince Georges Plaza located in Hyattsville, Maryland on September 17, 1998 for a purchase price of approximately $65.0 million consisting of $19.0 million in cash, $3.0 million through the issuance of OP Units and $43.0 million through the assumption of debt.

o The Registrant acquired The Festival at Oaklands located in Exton, Pennsylvania on August 27, 1998 for a cash purchase price of approximately $18.4 million.

o The Registrant acquired The Woods Apartments located in Ambler, Pennsylvania on August 7, 1998 for a purchase price of approximately $21.2 million consisting of $12.2 million in cash, $1.7 million through the issuance of OP Units and $7.3 million through the assumption of debt.

o The Registrant consummated an offering in December 1997 (the "Offering") and applied the net proceeds therefrom as described below:

     - The Company issued 4,600,000 shares of beneficial interest at $22.375 per share of which 600,000 shares related to the underwriter's exercise of the over-allotment option.

     - The $8.8 million mortgage on Cobblestone Apartments was prepaid in full.

     - The remaining net proceeds of the Offering were used to repay amounts outstanding on the Registrant's revolving credit facility (the "Credit Facility").

o The Registrant acquired The Rubin Organization ("TRO") on September 30, 1997 (the "TRO Transaction") which involved a number of related transactions, the combined effect of which was to form and capitalize an Operating Partnership and to transfer ownership of the Registrant's direct and indirect interests in its existing properties, or the economic benefits thereof, to the Operating Partnership, and to effect the acquisitions described below:

     - TRO Acquisition. The Operating Partnership acquired all of the non-voting common shares of TRO, constituting 95% of all of the total equity of TRO, in exchange for the issuance of 200,000 Class A OP Units and a contingent obligation to issue up to 800,000 additional Class A OP Units over the following five-year period if the Registrant achieves certain specified levels of funds from operations, on a per share basis, over such period.

     - Existing Retail Properties Acquisition. The Operating Partnership acquired the interests of certain affiliates of TRO ("TRO Affiliates") in four existing shopping centers, or portions of shopping centers (the "Existing Retail Properties").

         Two of the properties (Magnolia Mall and North Dartmouth Mall) were purchased from Equity Properties and Development Limited Partnership ("EPDLP") for aggregate consideration, excluding transaction costs, of approximately $80.0 million, of which (i) $25.2 million represents an assumable mortgage, (ii) $5.0 million was paid through the issuance of approximately 213,000 Class B Operating Partnership ("OP") units to EPDLP for their interest in Magnolia Mall; and (iii) the balance was financed with borrowings under the Credit Facility.

         The Operating Partnership issued approximately 233,000 additional Class A OP units to TRO Affiliates in respect of their 50% equity interest in the Court at Oxford Valley.


     - Development Properties Acquisition. The Operating Partnership became obligated to acquire, upon completion of construction, for Class A OP Units, the interests of certain TRO Affiliates in two shopping centers currently under construction, at prices based upon a pre-determined formula.

o The Operating Partnership also acquired the rights of certain TRO Affiliates with respect to three potential shopping center sites in exchange for (i) a loan of cash to TRO in the amount of $3.4 million representing actual out-of-pocket expenditures of TRO incurred with respect of such properties through the Closing Date, and (ii) an obligation to issue, upon completion of any property subsequently developed, Class A OP Units for one-half of the difference between the aggregate value of all such properties at the time of completion and the all-in-cost of all such properties.

     As these transactions are expected to occur in the future at amounts that are not currently determinable, the financial impact of such future events has not been reflected in the accompanying pro forma financial statements.

All of the acquisitions described above have been recorded by the Registrant using the purchase method of accounting.

The pro forma consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position or results of operations of the Registrant would have been had the transactions described above been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations of the Registrant.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                      PRO FORMA CONSOLIDATING BALANCE SHEET
                               AS OF June 30, 1998

                                   (Unaudited)
                                 (In thousands)


                                                                 Woods        Festival at     Prince Georges        PREIT
                                                 PREIT         Apartments      Oaklands           Plaza             Pro Forma,
                                               Historical     Acquisition     Acquisition        Acquisition        As Adjusted
                                               ----------     -----------     ------------      --------------      ------------
                                                                   (A)            (A)                (A)
Assets
Investments in Real Estate, at cost:
  Multifamily properties                        $162,920         $21,200           $--                $--            $184,120
  Industrial properties                            5,078              --            --                 --               5,078
  Retail properties                              120,369              --        18,400             65,000             203,769
  Properties under development                    13,499              --            --                 --              13,499
                                                --------         -------       -------            -------            --------
  Total investments in real estate               301,866          21,200        18,400             65,000             406,466
     Less - accumulated depreciation              57,204              --            --                 --              57,204
                                                --------         -------       -------            -------            --------
                                                 244,662          21,200        18,400             65,000             349,262

  Investment in PREIT-RUBIN, Inc.                  4,113              --            --                 --               4,113
  Investments in partnerships and joint
    ventures, at equity                           20,271              --            --                 --              20,271
  Advances to PREIT-RUBIN, Inc.                    3,613              --            --                 --               3,613
                                                --------         -------       -------            -------            --------
                                                 272,659          21,200        18,400             65,000             377,259
  Less - allowance for possible losses             1,672              --            --                 --               1,672
                                                --------         -------       -------            -------            --------
                                                 270,987          21,200        18,400             65,000             375,587
  Other Assets:
  Cash and cash equivalents                        1,113              --            --                 --               1,113
  Rents and sundry receivables                     1,219              --            --                 --               1,219
  Deferred costs, prepaid real estate
    taxes and expenses, net                        6,754              --            --                 --               6,754
                                                --------         -------       -------            -------            --------
                                                $280,073         $21,200       $18,400            $65,000            $384,673
                                                ========         =======       =======            =======            ========
Liabilities and Shareholders' Equity
  Mortgage notes payable                         $64,766          $7,340           $--            $43,000            $115,106
  Bank and other loans payable                    55,126          12,160        18,400             19,000             104,686
  Construction cost payable                        1,090              --            --                 --               1,090
  Tenants' deposits and deferred rents             1,096              --            --                 --               1,096
  Accrued pension and retirement benefits            977              --            --                 --                 977
  Accrued expenses and other liabilities           4,148              --            --                 --               4,148
                                                --------         -------       -------            -------            --------
                                                 127,203          19,500        18,400             62,000             227,103
                                                --------         -------       -------            -------            --------
  Minority interest                               15,837           1,700            --              3,000              20,537
                                                --------         -------       -------            -------            --------
Shareholders' Equity
  Shares of beneficial interest                   13,300              --            --                 --              13,300
  Capital contributed in excess of par           144,942              --            --                 --             144,942
  Distributions in excess of net income         (21,209)              --            --                 --            (21,209)
                                                --------         -------       -------            -------            --------
                                                 137,033              --            --                 --             137,033
                                                --------         -------       -------            -------            --------
                                                $280,073         $21,200       $18,400            $65,000            $384,673
                                                ========         =======       =======            =======            ========





       The accompanying notes and management's assumptions are an integral part of this statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                   PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                   FOR THE TWELVE MONTHS ENDED AUGUST 31, 1997

                                   (Unaudited)
                 (In thousands, except share and per share data)


                                                       1997 Events                  1998 Events
                                                  --------------------   ----------------------------------
                                                                                      Festival     Prince
                                                                            Woods       at        Georges
                                         PREIT      The TRO      The      Apartments  Oaklands     Plaza       Pro Forma     PREIT
                                       Historical Transaction  Offering   Historical  Historical  Historical   Adjustments Pro Forma
                                       ---------- -----------  --------   ----------  ----------  ----------   ----------- ---------
Revenues
  Gross revenues from real estate       $40,231    $12,490(a)      $--     $2,687     $2,216        $9,955          $--     $67,579
  Interest and other income                 254        234(b)       --        126         --            --           --         614
                                        -------    -------      ------     ------     ------        ------      -------     -------
  Total revenues                         40,485     12,724          --      2,813      2,216         9,955           --      68,193
                                        -------    -------      ------     ------     ------        ------      -------     -------
Expenses
  Property operating expenses            16,289      3,964(a)       --      1,116        527         3,606           --      25,502
  Depreciation and amortization           6,259      1,918(c)       --         --         --            --        2,092(h)   10,269
  General and administrative expenses     3,324         --          --         --         --            --           --       3,324
  Mortgage and bank loan interest         9,086      6,183(d)   (6,102)(g)     --         --            --        8,056(i)   17,223
  Provisions for losses on investments      500         --          --         --         --            --           --         500
                                        -------    -------      ------     ------     ------        ------      -------     -------
                                         35,458     12,065      (6,102)     1,116        527         3,606       10,148      56,818
                                        -------    -------      ------     ------     ------        ------      -------     -------
  Income before gains on sales of
    interests in real estate, equity in
    unconsolidated entities and minority
    interest                              5,027        659       6,102      1,697      1,689         6,349      (10,148)     11,375
  Equity in income of PREIT-RUBIN, Inc.      --        192(e)       --         --         --            --           --         192
  Equity in income of partnerships and
    joint ventures                        4,337        420(f)       --         --         --            --           --       4,757
  Gains on sales of interests in real
    estate                                1,069         --          --         --         --            --           --       1,069
                                        -------    -------      ------     ------     ------        ------      -------     -------
  Income before minority interest        10,433      1,271       6,102      1,697      1,689         6,349      (10,148)     17,393
  Minority interest                        (198)        --          --         --        ---            --       (1,035)(j)  (1,233)
                                        -------    -------      ------     ------     ------        ------      -------     -------
Net income (loss)                       $10,235     $1,271      $6,102     $1,697     $1,689        $6,349     $(11,183)    $16,160
                                        =======    =======      ======     ======     ======        ======     ========     =======
  Basic Net Income Per Share              $1.18                                                                               $1.22
                                        =======                                                                             =======
  Diluted Net Income Per Share            $1.18                                                                               $1.22
                                        =======                                                                             =======
  Weighted Average Number of Shares
  Outstanding:
    Basic                                 8,679                                                                              13,279
                                        =======                                                                             =======
    Diluted                               8,691                                                                              13,291
                                        =======                                                                             =======

       The accompanying notes and management's assumptions are an integral part of this statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                   PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                   FOR THE FOUR MONTHS ENDED DECEMBER 31, 1997

                                   (Unaudited)
                      (In Thousands, except Per Share Data)

                                                          1997 Events                  1998 Events
                                                      -------------------- ------------------------------------
                                                                                                     Prince
                                                                               Woods    Festival At  Georges                PREIT
                                             PREIT     The TRO      The     Apartments   Oaklands      Plaza     Pro Forma   Pro
                                           Historical Transaction  Offering Acquisition Acquisition Acquisition Adjustments  Forma
                                          ----------- -----------  -------- ----------- ----------- ----------- ----------- -------
Revenues
 Gross revenues from real estate             $17,170    $1,008(k)    $--       $915        $799      $3,470        $--     $23,362
 Interest and other income                        82        32(l)     --         38          --          --         --         152
                                             -------    ------    ------       ----        ----      ------    -------     -------
 Total revenues                                17,252     1,040       --        953         799       3,470         --      23,514
                                             -------    ------    ------       ----        ----      ------    -------     -------
Expenses
 Property operating expenses                   6,835       291(k)     --        384         227       1,398         --       9,135
 Depreciation and amortization                 2,695       160(m)     --         --          --          --        697(r)    3,552
 General and administrative expenses           1,088        --        --         --          --          --         --       1,088
 Mortgage and bank loan interest               4,349       515(n) (1,906)(q)     --          --          --      2,692(s)    5,650
                                             -------    ------    ------       ----        ----      ------    -------     -------
                                              14,967       966    (1,906)       384         227       1,398      3,389      19,425
                                             -------    ------    ------       ----        ----      ------     -------    -------
 Income before equity in unconsolidated
   entities, gains on sales of interest in
   real estate and minority interest           2,285        74     1,906        569         572       2,072     (3,389)      4,089
 Equity in income of PREIT-RUBIN, Inc.           260       751(o)     --         --          --          --         --       1,011
 Equity in income of partnerships and joint
   ventures                                    2,101        29(p)     --         --          --          --         --       2,130
 Gains on sales of interests in real estate    2,090        --        --         --          --          --         --       2,090
                                             -------    ------    ------       ----        ----      ------     -------    -------
 Income before minority interest and
  extraordinary item                           6,736       854     1,906        569         572       2,072     (3,389)      9,320
 Minority interest                              (474)       --        --         --          --          --       (162)(t)    (636)
 Extraordinary loss on early extinguishment
   of debt                                      (300)       --        --         --          --          --        --         (300)
                                             -------    ------    ------       ----        ----      ------    -------     -------
                                              $5,962      $854    $1,906       $569        $572      $2,072    $(3,551)     $8,384
                                             =======    ======    ======       ====        ====      ======    =======     =======


Net income
BASIC INCOME PER SHARE:                                                          BASIC INCOME PER SHARE:
 Income before extraordinary                                                     Income before extraordinary
  item per share                               $0.69                              item per share                             $0.64
 Extraordinary loss on early                                                     Extraordinary loss on early
  extinguishment of debt                       (0.03)                             extinguishment of debt                     (0.02)
                                              ------                                                                        ------
 Net Income Per Share                          $0.66                             Net Income per share                       $ 0.62
                                              ======                                                                        ======
 Weighted Average Number of                                                      Weighted Average Number of
  Shares Outstanding                           9,025                              Shares Outstanding                        13,625
                                              ======                                                                        ======
DILUTED  INCOME PER SHARE:                                                       DILUTED INCOME PER SHARE:
 Income before extraordinary                                                     Income before extraordinary
  item per share                               $0.69                              item per share                             $0.64
 Extraordinary loss on early                                                     Extraordinary loss on early
  extinguishment of debt                       (0.03)                             extinguishment of debt                     (0.02)
                                              ------                                                                        ------
 Net Income Per Share                          $0.66                             Net Income Per Share                        $0.62
                                              ======                                                                        ======
 Weighted Average Number of                                                      Weighted Average Number of
  Shares Outstanding                           9,049                              Shares Outstanding                        13,649
                                              ======                                                                        ======

       The accompanying notes and management's assumptions are an integral part of this statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                   PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                   (Unaudited)
                      (In Thousands, except Per Share Data)

                                                                   Woods    Festival at  Prince Georges
                                                      PREIT     Apartments   Oaklands       Plaza          Pro Forma       PREIT
                                                   Historical   Historical  Historical    Historical      Adjustments     Pro Forma
                                                   ----------   ----------  -----------  --------------   -----------     ---------
Revenues
  Gross revenues from real estate                    $27,308       $1,449      $1,094       $5,332           $--          $35,183
  Interest and other income                              255                                                  --              255
                                                     -------       ------      ------       ------        ------          -------
                                                      27,563        1,449       1,094        5,332            --           35,438
                                                     -------       ------      ------       ------        ------          -------
Expenses
  Property operating expenses                         10,019          558         281        1,673            --           12,531
  Depreciation and amortization                        4,251           --          --           --         1,046(u)         5,297
  General and administrative expenses                  1,607           --          --           --            --            1,607
  Mortgage and bank loan interest                      3,834           --          --           --         3,976(v)         7,810
                                                     -------       ------      ------       ------        ------          -------
                                                      19,711          558         281        1,673         5,022           27,245
                                                     -------       ------      ------       ------        ------          -------
  Income before equity in unconsolidated
    entities, gains on sales of interests
    in real estate, and minority interest              7,852          891         813        3,659        (5,022)           8,193
  Equity in loss of PREIT-RUBIN, Inc.                   (859)          --          --           --            --             (859)
  Equity in income of partnerships and
   joint ventures                                      2,689           --          --           --            --            2,689
  Gains on sales of interests in real estate
   income before minority interest                     1,766           --          --           --            --            1,766
                                                     -------       ------      ------       ------        ------          -------
  Income before minority interest                     11,448          891         813        3,659        (5,022)          11,789
  Minority interest                                     (652)          --          --           --          (172)(w)         (824)
                                                     -------       ------      ------       ------        ------          -------
Net income                                           $10,796         $891        $813        3,659       $(5,194)         $10,965
                                                     =======       ======      ======       ======       =======          =======
  Basic Net  Income Per Share                          $0.81                                                                $0.82
                                                     =======                                                              =======
  Diluted Net  Income Per Share                        $0.81                                                                $0.82
                                                     =======                                                              =======
  Weighted Average Number of Shares Outstanding
  Basic                                               13,297                                                               13,297
                                                     =======                                                              =======
  Diluted                                             13,324                                                               13,324
                                                     =======                                                              =======

       The accompanying notes and management's assumptions are an integral part of this statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
             UNAUDITED PRO FORMA CONSOLIDATING FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


1. BASIS OF PRESENTATION:

   Pennsylvania Real Estate Investment Trust (the "Registrant") is a self-administered equity real estate investment trust engaged, directly and through subsidiaries and joint ventures, in owning and managing income producing real estate, with an emphasis on shopping centers and apartment complexes. As of November 9, 1998 the Registrant owned 53 properties of which 7 properties are currently under development. The Registrant's interest in all of the Properties is held through PREIT Associates LP (the "Operating Partnership").

2. ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET:

   (A) Reflects the Registrant's recent property acquisitions as follows:



                                                                                     Prince
                                                    Woods         Festival at        Georges
                                                  Apartments        Oaklands          Plaza
                                                  ----------      -----------        -------
 Purchase price                                    $21,200         $18,400           $65,000

 Consideration:
 Mortgage indebtedness assumed                       7,340              --            43,000
 Borrowings under revolving line of credit          12,160          18,400            19,000
 Issuance of Class A OP Units                       *1,700              --           **3,000
                                                   -------         -------           -------
                                                   $21,200         $18,400           $65,000
                                                   =======         =======           =======



 * 72,592 Class A OP Units at $23.425 per unit
** 131,504 Class A OP Units at $22.813 per unit


3. ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE TWELVE MONTHS ENDED AUGUST 31, 1997:

            (a) To record the income and expenses associated with the acquisition of wholly owned shopping center properties as follows:

                                                  Magnolia                N.Dartmouth                  Shopping
                                                    Mall                      Mall                     Centers
                                                 Historical                Historical                 Pro Forma
                                               ----------------        -------------------        -------------------
          Revenues
             Gross revenues from real estate       $6,222                    6,268                    $12,490

             Interest and other income                 17                       15                         32
                                                   ------                   ------                     ------
                                                    6,239                    6,283                     12,522
          Expenses
             Property operating expenses            1,728                    2,236                      3,964
                                                   ------                   ------                     ------
             EBITDA                                $4,511                   $4,047                     $8,558
                                                   ======                   ======                     ======

            (b) To record additional interest and other income as follows:

                    Interest and other income of Magnolia Mall and North Dartmouth Mall                             $32
                    Accrual of interest income on note receivable from PREIT-RUBIN, Inc.
                      based on intercompany advances at a rate of 12.5%                                             202
                                                                                                               ---------
                                                                                                                   $234
                                                                                                               =========

            (c) To record additional depreciation expense as follows:

                    Magnolia Mall - depreciable basis of $45,998 over 40-year useful life                        $1,150
                    North Dartmouth Mall - depreciable basis of $30,709 over 40-year useful life                    768
                                                                                                               ---------
                                                                                                                 $1,918
                                                                                                               =========

            (d) To record additional interest expense as follows:

                    Magnolia Mall $25,200 mortgage note payable assumed at 8.20%                                 $2,066
                    Magnolia  Mall bank  borrowings  of  $10,165 to fund remaining purchase price                   737
                    North Dartmouth Mall bank borrowings of $35,000 to fund purchase price                        2,538
                    Deposit of $5,000 on Magnolia Mall                                                              363
                    Bank borrowings of $11,482 to fund the cash portion of transaction costs                        832
                    Less capitalized interest on bank borrowings for property under development                   (605)
                    Net increase in amortization of financing costs related to Credit Facility                      252
                                                                                                               ---------
                                                                                                                 $6,183
                                                                                                               =========



            (e) To record equity in income of PREIT-RUBIN, Inc. as follows:

                                                               TRO            Pro Forma
                                                            Historical       Adjustments       Pro Forma
                                                            ----------       -----------       ---------
                 Revenues
                    Management fees                         $  6,171             $--           $  6,171
                    Leasing commissions                        9,605              --              9,605
                    Consulting fees                            1,763              --              1,763
                    Development fees                             581              --                581
                    Publication income                         2,201              --              2,201
                    Other income                                 147              --                147
                                                            --------        --------           --------
                      Total revenues                        $ 20,468             $--           $ 20,468
                                                            ========        ========           ========

                 Operating Expenses
                    Salaries, commissions,
                     temporary services, payroll
                     taxes and employee benefits              11,781             300(1)          12,081
                    Rent expense                                 784              --                784
                    Other operating expenses                   3,744              --              3,744
                    Depreciation and amortization                961              --                961
                    Non-recurring expenses associated
                     with the TRO transaction
                                                                 890              --                890
                    Expenses for start-up of EPDLP
                     management contracts                        951              --                951
                                                            --------        --------           --------
                      Total operating expenses                19,111             300             19,411
                                                            --------        --------           --------

                    Income from operations                     1,357            (300)             1,057

                    Interest expense                            (891)            362(2)            (529)

                    Equity in loss from partnership
                     investments                                (131)            131(3)            --
                                                            --------        --------           --------
                    Pre-tax loss                                 335             193                528


             Provision for income taxes                       --      (211)                (211)(4)
                                                            -----     -----             -------
          Net income                                        $335      $(18)                $317
                                                            =====     =====

       Amortization of excess purchase price over net assets acquired recorded in
       consolidation                                                                       (115)(5)
                                                                                          -----
       Net income after intangible amortization                                           $ 202
                                                                                          =====

       Operating  Partnership's  interest (95%) in income of  PREIT-RUBIN,
       Inc.                                                                               $ 192 (6)
                                                                                          =====

       (1)To record additional compensation expense in accordance with existing employment contracts

       (2) To adjust interest expense as follows:
       Elimination of interest on debt not assumed                                        $ 564

       Accrual of interest on $1,613 note payable ($3,613 note less $2,000 related to development properties for which interest is capitalized) to PREIT at
       12.5%                                                                               (202)
                                                                                          -----
                                                                                          $ 362
                                                                                          =====

       (3) To eliminate equity in loss of partnerships and joint ventures not being acquired.

       (4) Estimated tax requirements calculated using 40% effective tax rate.

       (5) To record amortization of excess purchase price over net assets acquired over 35-year amortization period.


       (6)  Represents  95%  of  PREIT-RUBIN,   Inc.'s  net  income  after
       intangible amortization.

             (f) To record the Registrant's 50% share of income from The Court at Oxford Valley:

       Equity in the net income of The Court at Oxford Valley                              $605
       Less amortization of the excess purchase price over the net book
         value of assets acquired                                                          (185)
                                                                                          -----
                                                                                           $420
                                                                                          =====



               (g) To record the interest expense savings associated with the paydown of the following debt amounts:

        Payment of the mortgage loan on Cobblestone Apartments                                       $690
        Payment of bank borrowings incurred in connection with the TRO Transaction                  4,469
        Payment of other bank borrowings                                                              943
                                                                                                   ------
                                                                                                   $6,102
                                                                                                   ======

            (h) To record depreciation on acquisitions as follows:

                                               Purchase            Depreciable
                                                 Price         Building Portion (80%)     Life In Years      Depreciation
                                          -------------------- ----------------------   ----------------  ------------------

            Woods Apartments                   $21,200               $16,960                   40             $  424
            Prince Georges Plaza                65,000                52,000                   40              1,300
            Festival at Oaklands                18,400                14,720                   40                368
                                                                                                              ------
            Pro Forma Depreciation                                                                            $2,092
                                                                                                              ======

            (i) To record interest expense on acquisitions as follows:

                                                                                                Interest on
                                        Rate on                                  Credit           Credit
                                        Assumed      Assumed    Interest on     Facility         Facility        Total
                                         Debt         Debt      Assumed Debt    Borrowings       Rate 7.43%      Interest
                                      ------------ ------------ ------------- ---------------- --------------- -------------
            Woods Apartments           8.625%      $ 7,340         $ 633         $12,160           $  903        $1,536
            Prince Georges Plaza       8.700%       43,000         3,741          19,000            1,412         5,153
            Festival at Oaklands         ---          ---           ---           18,400            1,367         1,367
                                                                                                                 ------
                                                                                                                 $8,056
                                                                                                                 ======


            (j) To adjust the minority interest's share of income in the
                Operating Partnership to reflect the issuance of 72,592
                Class A OP units at $23.425 per unit and approximately
                131,504 Class A OP units at $22.813 for the Woods Apartments
                and Prince Georges Plaza acquisitions, respectively.    $(1,035)
                                                                        =======


   4. ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE FOUR MONTHS ENDED DECEMBER 31, 1997:

            (k) To record the income and expenses associated with the
                acquisition of wholly-owned shopping center properties as follows:

                                                               Magnolia        N. Dartmouth              Shopping
                                                                 Mall              Mall                   Centers
                                                              Historical        Historical               Pro Forma
                                                              ----------       ------------              ---------
           Revenues
              Gross revenues from real estate                   $548             $  460                   $1,008
              Interest and other income                            2                 12                       14
                                                                ----             ------                   ------
                                                                 550                472                    1,022
           Expenses
              Property Operating Expenses                        132                159                      291
                                                                ----             ------                   ------
              Net operating income                              $418             $  313                   $  731
                                                                ====             ======                   ======

            (l) To record additional interest and other income as follows:
                    Interest and other income of Magnolia Mall and North Dartmouth Mall                      $14
                    Accrual of interest income on Note Receivable from PREIT-RUBIN, Inc. based on
                    inter-company advances at a rate of 12.5%                                                 18
                                                                                                          ------
                                                                                                             $32
                                                                                                          ======

                    (m)  To record additional depreciation expense as follows:

                         Magnolia  Mall - depreciable  basis of $45,998 over 40-year
                           useful life                                                                        $  96
                         North Dartmouth Mall - depreciable  basis of $30,709 over
                           40-year useful life                                                                   64
                                                                                                              -----
                                                                                                              $ 160
                                                                                                              =====

                    (n)  To record additional interest expense as follows:

                         Magnolia Mall $25,200 mortgage note payable assumed at 8.20%                         $ 172
                         Magnolia Mall bank borrowings of $10,165 to fund remaining purchase price               61
                         North Dartmouth Mall bank borrowings of $35,000 to fund purchase price                 211
                         Deposit of $5,000 on Magnolia Mall                                                      30
                         Bank borrowings of $11,482 to fund the cash portion of transaction costs                70
                         Less capitalized interest on bank borrowings for property under development            (50)
                         Net increase in amortization of financing costs related to Credit Facility              21
                                                                                                              =====
                                                                                                              $ 515
                                                                                                              =====


                    (o) To record equity in income of PREIT-RUBIN, Inc. as follows:

                                                                                   TRO           Pro Forma
                                                                                Historical      Adjustments        Pro Forma
                                                                                ----------      -----------        ---------
               Revenues
                  Management fees                                                $   410         $    --             $   410
                  Leasing commissions                                              3,474              --               3,474
                  Consulting fees                                                    104              --                 104
                  Development fees                                                   661              --                 661
                  Publication income                                                 555              --                 555
                  Other income                                                       142              --                 142
                                                                                 -------         -------             -------
                   Total revenues                                                $ 5,346         $    --             $ 5,346
                                                                                 =======         =======             =======

               Operating Expenses
                  Salaries, commissions, temporary
                    services, payroll taxes and
                    employee benefits                                              2,554              25 (1)           2,579
                  Rent expense                                                        77              --                  77
                  Other operating expenses                                         1,268              --               1,268
                  Depreciation and amortization                                       69              --                  69
                                                                                 -------         -------             -------
                    Total operating expenses                                       3,968              25               3,993
                                                                                 -------         -------             -------
                  Income from operations                                           1,378             (25)              1,353
                  Interest expense                                                    --             (18)(2)             (18)
                  Equity in loss from partnership
                    investments                                                     (146)            146 (3)              --
                                                                                 -------         -------             -------
                  Income before income taxes                                       1,232             103               1,335
                  Provision for income taxes                                          --            (534)               (534)(4)
                                                                                 -------         -------             -------
               Net income                                                        $ 1,232         $  (431)            $   801
                                                                                 =======         =======             =======

                  Intangible amortization recorded in consolidation                                                       10
                                                                                                                     -------
                  Net income after intangible amortization                                                           $   791 (5)
                                                                                                                     =======

                  Operating Partnership's interest (95%) in income of
                    PREIT-RUBIN, Inc .                                                                               $   751 (6)
                                                                                                                     =======


           (1)       To record additional compensation expense in accordance with existing employment  contracts

           (2)       To accrue interest on $1,613 note payable ($3,613 note less $2,000 related to development properties for which interest is capitalized) to
                     PREIT at 12.5%.                                                                     $18
                                                                                                        ====
           (3)       To  eliminate  equity  in loss of  partnerships  and  joint ventures not being acquired.

           (4)       Estimated tax requirements calculated using 40% effective tax rate.

           (5) To record amortization of excess purchase price over net assets acquired over 35-year amortizable period.

           (6) Represents 95% of PREIT-RUBIN, Inc.'s net income after intangible amortization.

                    (p) To record the Registrant's 50% share of income from The Court at Oxford Valley:

                     Equity in the net income of The Court at Oxford Valley                              $44
                     Less amortization of the excess purchase  price over the
                       net book value of assets  acquired                                                (15)
                                                                                                      -------
                                                                                                         $29
                                                                                                      =======

                    (q) To record the interest expense savings associated with the paydown of the following debt amounts:

                     Payment of the mortgage loan on Cobblestone Apartments                             $216
                     Payment of bank borrowings incurred in connection with the TRO Transaction        1,396
                     Payment of other bank borrowings                                                    294
                                                                                                     -------
                                                                                                      $1,906
                                                                                                     =======


                    (r) To record depreciation expense on acquisitions as follows:

                                               Purchase            Depreciable
                                                 Price         Building Portion (80%)   Life In Years      Depreciation
                                          -------------------- ---------------------- ----------------- ------------------
             Woods Apartments                 $21,200               $16,960                 40                $141
             Prince Georges Plaza              65,000                52,000                 40                 433
             Festival at Oaklands              18,400                14,720                 40                 123
                                                                                                             ------
                                                                                                              $697
                                                                                                             ======

                    (s)  To record interest expense on acquisitions as follows:

                                                                                             Interest on
                                 Rate on                                       Credit          Credit
                                 Assumed      Assumed       Interest on       Facility        Facility           Total
                                  Debt          Debt        Assumed Debt     Borrowings      Rate 7.47%         Interest
                               ------------ ------------- ----------------- -------------- --------------- -------------------
             Woods Apartments    8.625%        $7,340        $  211          $12,160            $303              $  514
             Prince Georges
               Plaza             8.700%        43,000         1,247           19,000             473               1,720
             Festival at
               Oaklands             --             --            --           18,400             458                 458
                                                                                                                  ------
                                                                                                                  $2,692
                                                                                                                  ======


            (t)  To adjust the minority interest's share of income in
                 the Operating Partnership to reflect the issuance of
                 72,592 Class A OP units at $23.425 per unit and
                 approximately 131,504 Class A OP units at $22.813 for
                 the Woods Apartments and Prince Georges Plaza
                 acquisitions, respectively.
                                                                          $(162)
                                                                          ======

   5. ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE SIX MONTHS ENDED JUNE 30, 1998:

            (u) To record depreciation expense on acquisitions as follows:

                                               Purchase            Depreciable
                                                 Price        Building Portion (80%)   Life In Years     Depreciation
                                                 -----        ----------------------   -------------     ------------
             Woods Apartments                  $21,200             $16,960                  40               $212
             Prince Georges Plaza               65,000              52,000                  40                650
             Festival at Oaklands               18,400              14,720                  40                184
                                                                                                           ------

             Pro Forma Depreciation Adjustment                                                             $1,046
                                                                                                           ======

            (v) To record interest expense on acquisitions as follows:

                                                                                            Interest on
                                 Rate on                                       Credit          Credit
                                 Assumed      Assumed       Interest on       Facility        Facility           Total
                                  Debt          Debt        Assumed Debt     Borrowings      Rate 7.22%         Interest
                               ------------ ------------- ----------------- -------------- --------------- -------------------
             Woods Apartments     8.625%     $7,340         $  317          $12,160            $439              $  756
             Prince Georges
               Plaza              8.700%     43,000          1,870           19,000             686               2,556
             Festival at
               Oaklands              --          --             --           18,400             664                 664
                                                                                                                 ------

             Pro Forma Interest Adjustment                                                                       $3,976
                                                                                                                 ======

            (w)  To adjust the minority interest's share of income in
                 the Operating Partnership to reflect the issuance of
                 72,592 Class A OP units at $23.425 per unit and
                 approximately 131,504 Class A OP units at $22.813 for
                 the Woods Apartments and Prince Georges Plaza
                 acquisitions, respectively.                              $(172)
                                                                          ======